UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K12G3

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

ContextLogic Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39775	27-2930953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 115 Oakland, CA 94601	94601
(Address of principal executive offices)	(Zip Code)

(415) 965-8476

Registrant’s telephone number, including area code:

Easter Parent, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Reorganization (as defined below), ContextLogic Holdings Inc., a Delaware corporation (f/k/a Easter Parent, Inc.) (the “Company” or “Holdings”) assumed the obligations under the 2010 Equity Incentive Plan, and assumed the 2020 Equity Incentive Plan and the 2022 Inducement Plan, as amended (each as defined below), the description of each of which is included in Item 2.01 below and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 6, 2025, ContextLogic, Inc., a Delaware corporation (“ContextLogic”) completed its previously announced reorganization pursuant to the Second Amended and Restated Agreement and Plan of Reorganization, dated as of July 3, 2025 (the “Reorganization Agreement”), by and among ContextLogic, Easter Parent, Inc., and Easter Merger Sub, Inc., a Delaware corporation and, as of immediately prior to the consummation of the reorganization, a wholly-owned subsidiary of Holdings (“Merger Sub”). The Reorganization Agreement provided for the merger of ContextLogic and Merger Sub, with ContextLogic surviving the Reorganization as a wholly owned subsidiary of Holdings (the “Reorganization”), followed by a conversion of ContextLogic into a Delaware limited liability company named ContextLogic LLC (the “Conversion”). The Reorganization Agreement was approved and adopted by the stockholders of ContextLogic at its annual meeting of stockholders held on July 24, 2025.

Completion of the Reorganization resulted in the dissolution of the Tax Benefits Preservation Plan pursuant to the terms of the Reorganization Agreement. The ContextLogic Board of Directors effectuated an automatic redemption of all outstanding rights pursuant to the Tax Benefits Preservation Plan, dated as of February 10, 2024, by and between ContextLogic and Equiniti Trust Company, LLC (“Equiniti”) as rights agent (the “Tax Benefits Preservation Plan”). These rights were settled by ContextLogic in cash pursuant to and in accordance with the terms and conditions of the Tax Benefits Preservation Plan, with the plan subsequently terminated as a closing condition of the Reorganization.

At the effective time of the Reorganization, all of the issued and outstanding shares of ContextLogic’s class A common stock, par value $0.0001 per share (“ContextLogic Class A Common Stock”) were exchanged on a one-for-one basis into shares of Holdings common stock, par value $0.0001 per share (“Holdings Common Stock”), and each option to purchase shares of ContextLogic Class A Common Stock was assumed by Holdings and became exercisable for an equivalent number of shares of Holdings Common Stock, each restricted stock unit to be settled in ContextLogic Class A Common Stock was assumed by Holdings and remains subject to the same terms and conditions as were applicable to such restricted stock unit award, but was converted into an award with respect to the same number of shares of Holdings Common Stock, and each share of Holdings Common Stock is subject to certain transfer restrictions that prohibit transfers having the effect of increasing the ownership of Holdings stock by (i) any person from less than 4.9% to 4.9% or more or (ii) any person owning or deemed to own 4.9% or more of Holdings’ stock.

In connection with the Reorganization, Holdings assumed the obligations under the ContextLogic 2010 Stock Plan (the “2010 Incentive Plan”) and assumed and will continue the obligations under the ContextLogic 2020 Equity Incentive Plan (the “2020 Incentive Plan”) and the ContextLogic 2022 New Employee Equity Incentive Plan as amended (the “2022 Inducement Plan” and together with the 2010 Incentive Plan and the 2020 Incentive Plan, each an “Incentive Plan” and together, the “Incentive Plans”), Holdings also assumed all options to purchase shares of ContextLogic Class A Common Stock that were outstanding under the Incentive Plans at the time of the Reorganization. The terms and conditions that were in effect immediately prior to the Reorganization under each outstanding equity award and restricted stock unit award assumed by Holdings will continue in full force and effect after the Reorganization, except that the shares of common stock issuable under each such award will be shares of Holdings Common Stock. The foregoing description of the Incentive Plans is not complete and is qualified in its entirety by reference to the 2010 Incentive Plan, the 2020 Incentive Plan, and the 2022 Incentive Plan, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated by reference herein.

Upon completion of the Reorganization, ContextLogic became a wholly owned subsidiary of Holdings, which replaces ContextLogic as the publicly held corporation. As further described below, it is anticipated that, as of August 7, 2025, shares of Holdings Common Stock will commence trading on the OTCQB Venture Market of the OTC Markets under the symbol “LOGC.” The CUSIP number for the Holdings Common Stock is 21078F109.

The directors and executive officers of Holdings immediately following the Reorganization are the same individuals who were directors and executive officers, respectively, of ContextLogic immediately prior to the Reorganization.

Upon completion of the Reorganization, Holdings Common Stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Holdings is the successor issuer to ContextLogic.

The foregoing description of the terms of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is included as Exhibit 2.1 and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holdings.

The information included above under Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01. Change in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, as of immediately following the effective time of the Reorganization, the directors and executive officers of ContextLogic immediately prior to the Reorganization were appointed to the same respective positions with Holdings. Each of the directors of ContextLogic was appointed to serve on the same committees of the board of directors of Holdings as such director had served on the board of directors of ContextLogic immediately prior to the Reorganization.

The directors of ContextLogic immediately following the consummation of the Reorganization were Rishi Bajaj, Marianne Lewis, and Michael Scarola.

Item 7.01. Regulation FD Disclosure.

On August 7, 2025, the Company issued a press release relating to the consummation of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

At the effective time of the Reorganization, Holdings became the successor issuer to ContextLogic pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Holdings Common Stock, as the common stock of the successor issuer, are deemed registered under Section 12(g) of the Exchange Act. As a result, future filings with the SEC will be filed by Holdings under CIK No. 1822250.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Form/Filing	Date	Number	Filed Herewith(1)
2.1	Second Amended and Restated Agreement and Plan of Reorganization, dated as of July 3, 2025, by and among ContextLogic Inc., Easter Parent, Inc., and Easter Merger Sub, Inc.	DEFA14A	07/03/2025	2.1
3.1	Second Amended and Restated Certificate of Incorporation of Easter Parent, Inc., a Delaware corporation, effective July 25, 2025.				X
3.2	Amended and Restated Bylaws of ContextLogic Holdings Inc.				X
10.1	2010 Stock Plan, as amended, and forms of agreements thereunder.**	S-8	12/16/2020	99.1
10.2	2020 Equity Incentive Plan and form of agreements thereunder.**	S-8	12/16/2020	99.2
10.3	2022 New Employee Equity Incentive Plan and forms of agreements thereunder.**	S-8	01/31/2022	99.1
99.1	Press Release, dated August 7, 2025				X

**	Indicates a management contract or compensatory plan.
(1)	If not filed herewith, filed as an exhibit to the document referred to in the columns for Form, Date, and Numbers, all of which are filings of ContextLogic Inc. (CIK: #0001822250).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTEXTLOGIC HOLDINGS INC.

Date: August 7, 2025	By:	/s/ Rishi Bajaj
Rishi Bajaj Chief Executive Officer Principal Executive Officer